SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2012

American Sands Energy Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53167	87-0405708
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

4760 South Highland Drive, Suite 341, Salt Lake City, Utah	84117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 699-3966

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the meeting of the Board of Directors immediately following the Annual Meeting disclosed below in Item 5.07, William C. Gibbs was reappointed as Chairman and Chief Executive officer, Daniel F. Carlson was reappointed as Chief Financial Officer, Andrew Rosenfeld was reappointed as President, and Robin L. Gereluk was reappointed as Chief Operating Officer. No changes were made to the committee assignments.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2012, the Board of directors amended Section 3.7 the Bylaws of the Company to add a provision to permit the Chairman to break a tie vote at certain meetings of the directors. Set forth below is Section 3.7 of the Bylaws with the new language in italics:

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. If the Corporation has an even number of directors in office, all of whom are in attendance at the meeting, who are equally divided, the Chairman of the Board shall have the deciding vote.  Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 28, 2012, the Company held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon were: (i) the re-election of William C. Gibbs, Daniel F. Carlson, Edward P. Mooney, Gayle McKeachnie, Justin Swift, and Mark F. Lindsey as directors, and (ii) the ratification of the appointment of Tanner LLC as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2013. There were no abstentions or broker non-votes for either matter voted upon at the Annual Meeting.

Each of the nominees for director was reelected at the Annual Meeting and the results of the voting for the members of the Board of Directors are set forth below:

Nominees	Votes For	Votes Against	Abstain
William C. Gibbs	17,604,370	0	0
Daniel F. Carlson	17,604,370	0	0
Edward P. Mooney	17,604,370	0	0
Gayle McKeachnie	17,604,370	0	0
Justin Swift	17,604,370	0	0
Mark F. Lindsey	17,604,370	0	0

The proposal to ratify the appointment of Tanner LLC as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2013, was approved. The results of the voting were as follows:

Votes For	Votes Against	Abstain
17,604,370	0	0

Item 8.01 Other Events

On August 28, 2012, the Board of Directors set the date for the 2013 Annual Shareholders’ Meeting for August 28, 2013.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Sands Energy Corp.

Date: August 28, 2012	By	/s/ William C. Gibbs
William C. Gibbs, Chief Executive Officer

3